UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2021

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

delaware	0-24249	22-2919486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 29, 2021, the Company and its subsidiaries entered into a Loan and Security Agreement (the “BroadOak Loan Agreement”) with BroadOak Fund V, L.P. (“BroadOak”), providing for a term loan in the aggregate principal amount of $8,000,000 (the “Term Loan”). Funding of the Term Loan took place on November 1, 2021. The Company used the proceeds of the Term Loan to repay in full at their maturity all outstanding indebtedness under the promissory notes with Ampersand 2018 Limited Partnership (“Ampersand”), dated January 7, 2021 and as last amended on September 29, 2021, in the amount of $4.5 million, and 1315 Capital II, L.P. (“1315 Capital”), dated January 7, 2021 and as last amended on September 29, 2021, in the amount of $3 million, respectively. The Company, Ampersand, and 1315 Capital also terminated a related security agreement.

The Term Loan matures upon the earlier of (i) October 31, 2024 or (ii) the occurrence of a change in control, and bears interest at the rate of 9% per annum. The Term Loan is secured by a security interest in substantially all of the Company’s and its subsidiaries’ assets and is subordinate to the Company’s recently established $7,500,000 revolving credit facility with Comerica Bank. The Term Loan has an origination fee of 3% of the Term Loan amount, and a terminal payment equal to (i) 15% of the original principal amount of the Term Loan if the change of control occurs on or prior to the first anniversary of the funding of the Term Loan, (ii) 20% of the original principal amount of the Term Loan if the change of control occurs after the first anniversary but on or prior to the second anniversary of the funding of the Term Loan and (iii) 30% of the original principal amount of the Term Loan if the change of control occurs after the second anniversary of the funding of the Term Loan, or if the Term Loan is repaid on its maturity date.

The BroadOak Loan Agreement contains affirmative and negative restrictive covenants that are applicable from and after the date of the Term Loan advance. These restrictive covenants could adversely affect our ability to conduct our business. The BroadOak Loan Agreement also contains customary events of default.

The representations, warranties and covenants contained in the BroadOak Loan Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under such agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosure.

The foregoing summary of the BroadOak Loan Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the BroadOak Loan Agreement, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the BroadOak Loan Agreement, the Company and its subsidiaries entered into that certain First Amendment to Loan and Security Agreement and Consent with Comerica Bank (“Comerica”), dated as of November 1, 2021 (the “Comerica Amendment”), pursuant to which Comerica consented to the Company’s and its subsidiaries’ entry into the BroadOak Loan Agreement, and amended that certain Loan and Security Agreement among Comerica, the Company and its subsidiaries (the “Comerica Loan Agreement”) to, among other things, permit the indebtedness, liens and encumbrances contemplated by the BroadOak Loan Agreement.

The foregoing summary of the Comerica Amendment is not complete and is subject to and qualified in its entirety by reference to the full text of the Comerica Amendment, a copy of which is filed hereto as Exhibit 10.2 and is incorporated herein by reference.

As a condition for BroadOak to extend the Term Loan to the Company and its subsidiaries, the Company’s existing creditor, Comerica, and BroadOak entered into that certain Subordination and Intercreditor Agreement, dated as of November 1, 2021, pursuant to which BroadOak agreed to subordinate all of the indebtedness and obligations of the Company and its subsidiaries owing to BroadOak to all of the indebtedness and obligations of the Company and its subsidiaries owing to Comerica (the “Intercreditor Agreement”). BroadOak further agreed to subordinate all of its respective security interests in assets or property of the Company and its subsidiaries to Comerica’s security interests in such assets or property. The Intercreditor Agreement provides that it is solely for the benefit of BroadOak and Comerica and is not for the benefit of the Company or any of its subsidiaries.

The foregoing summary of the Intercreditor Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Intercreditor Agreement, a copy of which is filed hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

The Company’s press release, dated November 2, 2021, announcing the BroadOak Loan Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Loan and Security Agreement by and between BroadOak Fund V, L.P., Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC and Interpace Pharma Solutions, Inc., dated October 29, 2021
10.2	First Amendment to Loan and Security Agreement by and between Comerica Bank, Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC and Interpace Pharma Solutions, Inc., dated November 1, 2021
10.3	Subordination and Intercreditor Agreement by and between Comerica Bank, BroadOak Fund V, L.P., Interpace Biosciences, Inc., Interpace Diagnostics Corporation, Interpace Diagnostics, LLC and Interpace Pharma Solutions, Inc., dated as of November 1, 2021
99.1	Press Release dated November 2, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

	By:	/s/ Thomas W. Burnell
	Name:	Thomas W. Burnell
	Title:	President and Chief Executive Officer

Date: November 2, 2021